[497(e)]
                                                                       [2-95074]


                              RSI Retirement Trust

                                Core Equity Fund
                           Emerging Growth Equity Fund

                        Supplement dated November 6, 2003
                      to Prospectus dated February 1, 2003

Manager of Managers Structure

         On September 25, 2003 the Board of Trustees of RSI Retirement Trust (the "Trust") directed the officers of the Trust to file with the Securities and Exchange Commission ("SEC") an application for an exemptive order which would permit Retirement System Investors Inc. ("RSInvestors"), the Trust's Investment Manager, to retain sub-advisers and amend sub-advisory agreements without unitholder approval. Under the proposed "manager of managers" structure, RSInvestors would be responsible for selecting, monitoring and, if necessary, replacing one or more sub-advisers to the Trust, subject to approval by the Trust's Board of Trustees, but without unitholder approval. Under this structure, the unitholders rely on the Investment Manager, RSInvestors, to select the sub-advisers who will manage the Trust's assets.

         At the Annual Meeting of Trust unitholders, held on October 21, 2003, the unitholders approved a proposed "manager of managers" agreement to be entered into between the Trust and RSInvestors, upon the SEC's granting of the above-requested exemptive order. An application for the SEC exemptive order has been filed with the SEC. It is anticipated that the SEC will grant the requested order, although there is no assurance that this will be the case.

Proposed Acquisition of Retirement System Group Inc.

         On October 7, 2003, Retirement System Group Inc. ("RSGroup(R)), the parent company of RSInvestors, the Trust's Investment Manager, entered into a definitive agreement with Sunrise Services Corp. ("Sunrise") and a wholly-owned subsidiary of Sunrise ("Sunrise Acquisition") whereby Sunrise has agreed to acquire RSGroup(R) and its wholly-owned subsidiaries, including RSInvestors (the "Acquisition"). Pursuant to the terms and subject to the conditions set forth in the proposed agreement, Sunrise Acquisition will merge with and into RSGroup(R), with the business of RSGroup(R) and its wholly-owned subsidiaries continuing as a wholly-owned subsidiary of Sunrise. The Acquisition is subject to the approval of the stockholders of RSGroup(R). If RSGroup(R) stockholders approve the Acquisition, it is anticipated that the closing will take place in December 2003 or January 2004. As a result of the Acquisition, RSInvestors will become an indirect wholly-owned subsidiary of Sunrise.

         The Acquisition would constitute an "assignment" as defined in the Investment Company Act of 1940, which would automatically terminate the Investment Management agreement with RSInvestors. In addition, each of the current sub-advisory agreements between RSInvestors and each of Batterymarch Financial Management, Inc. ("Batterymarch"), Bank of Ireland Asset Management (U.S.) Limited ("BIAM") and Neuberger Berman Management Inc. ("NB Management"), provides for termination upon assignment. Accordingly, each of these current sub-advisory agreements would also terminate upon the closing of the Acquisition. A new

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Investment Management agreement between the Trust and RSInvestors and new sub-advisory agreements between RSInvestors and each of Batterymarch, BIAM and NB Management would be entered into upon the closing of the Acquisition.

         On September 25, 2003, the Board of Trustees of the Trust, including a majority of independent Trustees, approved a new Investment Management agreement between the Trust and RSInvestors to be effective upon the closing of the Acquisition. At the Annual Meeting of Trust unitholders, held on October 21, 2003, unitholders approved new sub-advisory agreements between RSInvestors and each of Batterymarch, BIAM and NB Management to be effective upon the closing of the Acquisition. The proposed new Investment Management agreement and each of the proposed new sub-advisory agreements are identical in all material respects to the current agreements, except for the effective date. The new agreements will take effect only if the Acquisition closes. If the Acquisition does not close, the current Investment Management agreement and current sub-advisory agreements will remain in effect.

Core Equity Fund

         On August 26, 2003, the Board of Trustees of the Trust, including a majority of independent Trustees, approved interim investment management agreements between the Trust and Dresdner RSM Global RSInvestors LLC ("Dresdner") and between the Trust and Northern Trust Investments, N.A. ("NT") for investment management of the Core Equity Fund ("Core"), replacing RSInvestors. These management agreements contained provisions enabling Dresdner and NT, respectively, to assume sub-advisory roles upon the rehiring of RSInvestors as the Trust's Investment Manager for Core. In evaluating the proposal to rehire RSInvestors as the Core Investment Manager, the Board of Trustees considered various factors, including RSInvestors' performance as Investment Manager for the Trust's six other investment funds. At the Board of Trustees September 25, 2003 meeting, the Board of Trustees, including a majority of independent Trustees, approved a new Investment Management agreement with RSInvestors and directed that it be submitted to Trust unitholders for approval. At the Annual Meeting of Trust unitholders, held on October 21, 2003, the unitholders approved the investment management agreements between the Trust and Dresdner and between the Trust and NT and approved the rehiring of RSInvestors as the Trust's investment manager for Core. Dresdner and NT, respectively, thereupon assumed sub-advisory roles.

Emerging Growth Equity Fund

         On October 31, 2003, Neuberger Berman Inc., the parent company of NB Management, which serves as investment manager of a portion of the Emerging Growth Equity Fund portfolio, was acquired by Lehman Brothers. The acquisition constituted an "assignment" as defined in the Investment Company Act of 1940, which automatically terminated the investment management agreement with NB Management. On September 25, 2003, the Board of Trustees of the Trust, including a majority of independent Trustees, approved a new investment sub-advisory agreement between the Trust and NB Management to be effective upon the closing of the Lehman Brothers acquisition. This new sub-advisory agreement is identical in all material respects to the sub-advisory agreement with NB Management that it replaced, except for the effective date. The new sub-advisory agreement with NB Management was approved at the Annual Meeting of Trust unitholders, held on October 21, 2003.